Exhibit 10.14
SECOND AMENDMENT TO EMPLOYMENT AGREEMENT
This Second Amendment to the Employment Agreement (the “Second Amendment”) is effective April 1, 2021 by and between Holly Windham (“Employee”) and Rackspace US, Inc. (the “Company”).

WHEREAS, the Company and Employee are parties to that certain Employment Agreement commencing April 17, 2017 and that First Amendment to Employment Agreement dated October 1, 2017 (together the “Agreement”); and

WHEREAS, the parties hereto desire to amend the Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual representations, warranties, covenants and agreement contained in the Agreement, as amended, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Unless otherwise defined herein, all capitalized terms used in this Second Amendment shall have the same meanings ascribed to them in the Agreement.

2.    Section 3(a) of the Agreement is amended to change Employee’s annual base salary to $560,000.

3.    Section 3(b) of the Agreement is amended to change Employee’s annualized bonus target to 80% of annual salary.

All other terms and conditions of the Agreement not expressly amended herein remain in full force and effect.

EXECUTIVE:

Date:
Holly Windham

COMPANY:

Date:
Rackspace US, Inc.
By:
Title: